SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

OF

EVERGREEN VARIABLE ANNUITY FUNDS

(collectively, the “Funds”)

Effective immediately, the disclosure relating to VA Strategic Income Fund under the heading “Advisory Fees” in the section of Part 1 of the Funds’ SAI entitled “EXPENSES” is replaced in its entirety with the following:

EIMC is entitled to receive, from Strategic Income Fund, an annual fee of 2.0% of gross dividend and interest income of the Fund plus the Fund’s pro rata share, as determined by the ratio of the Fund’s average daily net assets to the sum of the Fund’s average daily net assets plus the average daily net assets of the Fund’s retail fund counterpart, Evergreen Strategic Income Fund, of an annual fee based on the aggregate of the Fund’s average daily net assets and the average daily net assets of Evergreen Strategic Income Fund, as follows:

Aggregate Average Daily Net Assets	Fee
First $300 million	0.31%
Next $200 million	0.16%
Over $500 million	0.11%

Please note that this change in the disclosure does not reflect a change in the advisory fee but merely corrects an inaccuracy in the disclosure.  The fee as described in this Supplement has been in effect since May 1, 2005.

August 3, 2005       574183(8/05)